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                                                                 EXHIBIT 10.2.25

                                   ROHR, INC.
                          SUPPLEMENTAL RETIREMENT PLAN
                             TWENTY-FIFTH AMENDMENT

Pursuant to Article 6, this amendment to the Supplemental Retirement Plan is hereby adopted.

1. The following person is declared to be eligible to be a Participant in the Plan and eligible for a benefit hereunder, as provided below:

     David Canedo will be deemed to be eligible to retire on December 1, 2000, and upon his retirement, the early retirement actuarial reduction will not be applied, as he will be deemed as if he then had 30 years of credited service.

2.   In all other respects, the Plan is hereby ratified and confirmed.

     IN WITNESS WHEREOF, Rohr, Inc., has caused its duly authorized officers to execute this Amendment on the 5th day of May 1994.

                                    ROHR, INC.

                                    By: R. W. Madsen
                                        ---------------------------------
                                        R. W. Madsen
                                        Vice President, General Counsel
                                        and Secretary

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